                          VAN KAMPEN EQUITY GROWTH FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

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
                                                        AMOUNT OF    % OF
                                 OFFERING     TOTAL      SHARES    OFFERING   % OF FUNDS
 SECURITY   PURCHASE/   SIZE OF  PRICE OF   AMOUNT OF   PURCHASED  PURCHASED     TOTAL                  PURCHASED
PURCHASED  TRADE DATE  OFFERING   SHARES     OFFERING    BY FUND    BY FUND     ASSETS     BROKERS        FROM
-------------------------------------------------------------------------------------------------------------------
                                                                                             Goldman
                                                                                              Sachs
Alibaba     10/29/07     --       13.50    858,907,000   117,000     0.014%      0.06%        (Asia)     Goldman
 .com                               HKD                                                      L.L.C.,      Sachs
Limited                                                                                       Morgan
                                                                                             Stanley
                                                                                               Asia
                                                                                             Limited,
                                                                                             Deutsche
                                                                                             Bank AG,
                                                                                            Hong Kong
                                                                                           Branch, BNP
                                                                                             Paribas
                                                                                             Capital
                                                                                              (Asia
                                                                                             Pacific)
                                                                                             Limited,
                                                                                            BOCI Asia
                                                                                             Limited,
                                                                                               CCB
                                                                                             Internat
                                                                                              ional
                                                                                             Capital
                                                                                           Limited and
                                                                                             UOB Kay
                                                                                           Hian (Hong
                                                                                              Kong)
                                                                                             Limited
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